Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data (Unaudited)
QUARTERLY FINANCIAL DATA (UNAUDITED):
Summarized unaudited quarterly financial data is presented below. Earnings per unit are computed on a stand-alone basis for each quarter and total year. For 2011, ETP’s propane operations were seasonal due to weather conditions in their service areas. Propane sales to residential and commercial customers are affected by winter heating season requirements, which generally results in higher operating revenues and net income during the period from October through March of each year and lower operating revenues and either net losses or lower net income during the period from April through September of each year. Sales to commercial and industrial customers are less weather sensitive. ETP’s Energy Transfer Company (“ETC OLP”) business is also seasonal due to the operations of ET Fuel System and the HPL System. We expect margin related to the HPL System operations to be higher during the periods from November through March of each year and lower during the periods from April through October of each year due to the increased demand for natural gas during the cold weather. However, we cannot assure that management’s expectations will be fully realized in the future and in what time period due to various factors including weather, availability of natural gas in regions in which we operate, competitive factors in the energy industry, and other issues.

	Quarters Ended
	March 31	June 30	September 30	December 31	Total Year
2012:
Revenues	$1,669	$1,875	$2,107	$11,313	$16,964
Gross margin	654	916	876	1,430	3,876
Operating income	183	367	358	452	1,360
Net income	961	75	(34)	272	1,274
Limited Partners’ interest in net income	166	53	35	48	302
Basic net income per limited partner unit	$0.73	$0.19	$0.13	$0.17	$1.13
Diluted net income per limited partner unit	$0.73	$0.19	$0.13	$0.17	$1.13
2011:
Revenues	$1,977	$1,963	$2,084	$2,166	$8,190
Gross margin	778	703	736	804	3,021
Operating income	363	263	272	339	1,237
Net income	199	107	61	161	528
Limited Partners’ interest in net income	88	66	69	86	309
Basic net income per limited partner unit	$0.40	$0.30	$0.31	$0.38	$1.39
Diluted net income per limited partner unit	$0.40	$0.30	$0.31	$0.38	$1.38